UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number: 811-4321

                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003


                              Howard L. Kitzmiller
                        Washington Management Corporation
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                      1212 New York Avenue, Suite 100, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)




Item 1 - Annual Report for the Period Ended December 31, 2003

JPMorgan Funds

(picture looking up  a building)

Value Opportunities Fund

(logo: JP Morgan Fleming)
Asset Management

Annual Report December 31, 2003

Contents

President's Letter               1
Investment Advisor Commentary    3
Portfolio of Investments         6
Financial Statements            10
Notes to Financial Statements   13
Financial Highlights            17

HIGHLIGHTS

- Fund's Performance
- Recovering Markets
- Improving Economy

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan Value Opportunities Fund
President's Letter                                             February 20, 2004

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund (Class A shares) total return for the year ended December 31, 2003 was 32.63%, with dividends and capital gain distributions reinvested. Calendar year 2003 was a surprisingly strong one for the U.S. stock market: the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Index and the Russell 1000 Value Index were up 28.28%, 28.68% and 30.03%, respectively. Once again your Fund has outperformed each of those major unmanaged indexes. After the stock market declined during each of the three preceding years, we anticipated a turn-around in 2003, but the strength of the market recovery was quite remarkable.

After having fallen during most of the first quarter of 2003, the market began to rise in March, continuing to do so through the remainder of the year. As is often the case with market recoveries, the strongest gains were made by small capitalization and technology stocks, which had been beaten down the most following the collapse of the Internet and technology bubble. With the Fund's emphasis on undervalued large and mid-sized companies, it should continue to be well positioned when investors move more strongly toward larger companies. The Dow Jones Industrial Average ended the year at 10,453.92, still well short of its January 2000 high of 11,722.98 roughly four years ago.

During 2003, nearly all industry sectors of the market rose in value; the leaders were Information Technology, Consumer Discretionary, Materials, and Industrials, all of which increased in value by more than 30%. While the Fund's holdings are well diversified, with 75 companies in 30 different industries, its largest holdings are in the following sectors: Commercial Banks (14.05%), Consumer Discretionary (14.04%) and Energy (12.39%). The strongest contributors to the Fund's overall performance were the Capital Markets, Telecommunications Services, and Materials sectors. The strongest individual stocks were Capital One Financial, PG&E Corp. and CIT Group. On December 22, 2003, Class A shareholders received an income dividend of $0.10 per share, and Class A and B shareholders received a long-term capital gain distribution of $3.72 per share.

The strong stock market performance of 2003 seemed to both foreshadow and reflect a strengthening economy. The third quarter of the year experienced an unusually high 8.2% annualized growth rate in the gross domestic product (GDP). Overall the GDP grew 4.5% in 2003. The economic recovery during the past year was fueled by tax reductions, low interest rates, a high level of mortgage refinancing and heightened consumer confidence following the collapse of the Saddam Hussein regime in Iraq, notwithstanding ongoing difficulties in Iraq and terrorism concerns. The unemployment rate dropped from a peak of 6.4% in August to 5.7% in December, and many forecasters expect employment to improve, albeit slowly. Corporate earnings have, in general, been increasing, and many expect that trend to continue. Tax changes could continue to affect the economy positively with larger tax refunds in the first half of 2004 and the ongoing positive effects of lower dividend and capital gain tax rates. Continuing good economic news should be a plus for the stock market, but forecasting is always difficult, as unforeseen developments _ such as inflation and higher interest rates, or disruptive world or national events _ can have negative effects on the stock market. On balance, we continue to see upside potential in our Fund's holdings.

For the second year in a row, we believe we have been particularly well served by our portfolio managers at J.P. Morgan Investment Management. Over the course of the past two years, our portfolio managers have delivered superior performance and have, at the same time, completed the transition of the Fund's holdings from companies predominantly based in the Washington, D.C., Maryland and Virginia region to a more diversified portfolio of 75 companies throughout the United States.

If you have any questions or comments about the Fund, please do not hesitate to contact us, and as always we look forward to reporting to you again in six months.

Sincerely yours,

(signature of Jeffery l. Steele)

Jeffrey L. Steele
President

JPMorgan Value Opportunities Fund
Investment Advisor's Report as of December 31, 2003

Q: How did the Fund perform?

A: The Fund, which seeks to provide long-term capital appreciation, gained 32.63% (A shares with no sales charge) for the one-year period ending December 31, 2003, outperforming its benchmark, the Russell 1000 Value Index, which rose 30.03%.

Q: Why did the Fund perform this way?

A: Stock selection was strongest in the Capital Markets sector, in which your investment advisor added substantial value against the benchmark. In particular, an overweight position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, in addition to its announcement of record quarterly earnings. Further, stock selection in both Telecommunications Services and Materials aided relative performance.

Despite the portfolio's strong return for the period, some holdings did encounter difficulties in the period. In particular, shares of Merck declined after the company announced a number of high profile disappointments in its drug pipeline. Additionally, the drug-maker reported lower than expected third quarter profit, lowering 2003 and 2004 earnings guidance. As a result of these issues, we sold our position during the year.

Q: How was the Fund managed?

A: The Fund seeks to have sector and style characteristics similar to those of its benchmark. As such, the Fund's portfolio seeks to generate excess returns relative to the benchmark through stock selection. Over the year, the investment advisor's focus was on identification of companies that both appeared to be undervalued relative to their respective peer group and possessed a good long-term risk/reward profile.

Q: What is the outlook?

A: As we enter the New Year, a big issue will be how markets will respond if the economy gets a little too hot, causing inflationary fears to grow and interest rates to rise (although the Federal Reserve has repeatedly implied that it is not likely to increase rates in the near future). The outlook for corporate profits is healthy, but the bond market may provide a somewhat less sanguine environment, tempering returns in 2004. The Fund should benefit from its higher quality holdings as fundamentally strong, durable businesses assume leadership in the markets, and investors realize that the lower quality, high beta stocks, which characterized 2003, are not as attractive as quality large cap names at this stage of the recovery.

(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2003

Portfolio Diversification by Sector (percent of net assets)
(bar chart showing the following values:

Commercial Banks            14.05%
Consumer Discretionary      14.04%
Energy                      12.39%
Industrials                  9.71%
Consumer Finance             7.22%
Consumer Staples             7.21%
Telecommunications Services  6.29%
Utilities                    6.08%
Mortgage Finance             5.05%
Insurance                    4.82%
Materials                    4.74%
Health Care                  2.44%
Information Technology       2.35%
Real Estate                  1.43%
Capital Markets              1.42%
Cash and Other               0.76%

(end of chart))

Top Ten Equity Holdings of the Portfolio

 1. Citigroup            5.58%
 2. Verizon              4.04%
 3. Exxon Mobil          3.77%
 4. Fannie Mae           3.26%
 5. Bank of America      3.19%
 6. SunTrust Banks       2.74%
 7. ChevronTexaco        2.65%
 8. Liberty Media        2.61%
 9. Altria Group         2.50%
10. Jones Apparel Group  2.26%

Top 10 equity holdings comprised 32.60% ($12,755,949) of the Fund's net assets. As of December 31, 2003 the Fund held 75 equity holdings. Portfolio holdings are subject to change at any time.

Average Annual Total Returns
                                                          SINCE INCEPTION
                                          1 YEAR            (12/31/01)
Class A Shares
   Without Sales Charge                    32.63%               7.70%
   With Sales Charge/1/                    25.04%               4.57%
Class B Shares
   Without CDSC                            31.56%               6.86%
   With CDSC/2/                            26.56%               5.37%


/1/ Sales Charge for Class A Shares is 5.75%.
/2/ Assumes 5% CDSC (contingent deferred sales charge) for the 1 year period and 4% CDSC for the period since inception


(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2003

Life of Fund Performance (12/31/2001 to 12/31/2003)
(line graph showing the following values:
                                            Dec 01     Dec 02         Dec 03

Russell 1000 Value Index                   $10,000   $ 8,448          $10,985
JPMorgan Value Opportunities Fund
  (Class A shares)                         $ 9,425   $ 8,244          $10,934
Lipper Large-Cap Value Funds Index         $10,000   $ 8,032          $10,303
Standard & Poor's 500 Composite Index      $10,000   $ 7,795          $10,031

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.75% sales charge.

Certain fees of the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(Unaudited)

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of December 31, 2003

Shares  Issuer                                                             Value
Long-Term Investments _ 99.24%

        Common Stocks _ 99.24%

        Aerospace _ 2.82%
17,900  Honeywell International Inc.                                $    598,397
 3,900  Lockheed Martin Corp.                                            200,460
10,200  Raytheon Co.                                                     306,408
                                                                       1,105,265

        Apparel _ 2.26%
25,100  Jones Apparel Group, Inc.                                        884,273

        Automobiles & Components _ 1.13%
 7,200  Lear Corporation                                                 441,576

        Capital Markets _ 1.42%
 3,500  Merrill Lynch & Co.                                              205,275
 6,100  Morgan Stanley                                                   353,007
                                                                         558,282

        Chemicals _ 1.95%
 5,000  Eastman Chemical Co.                                             197,650
14,800  Praxair, Inc.                                                    565,360
                                                                         763,010

        Commercial Banks _ 14.05%
15,500  Bank of America Corp.                                          1,246,665
45,000  Citigroup Inc.                                                 2,184,300
10,000  Provident Bankshares Corp.                                       294,400
15,000  SunTrust Banks, Inc.                                           1,072,500
15,000  Wachovia Corp.                                                   698,850
                                                                       5,496,715

        Commercial Services _ 1.79%
12,473  Accenture /1/                                                    328,289
16,600  Cendant Corp. /1/                                                369,682
                                                                         697,971

        Communications Equipment _ 1.20%
19,500  American Tower Corp. /1/                                         210,990
18,400  Motorola, Inc.                                                   258,888
                                                                         469,878

        Computers & Peripherals _ 2.35%
10,800  Hewlett-Packard Co.                                              248,076
 4,800  International Business Machines Corp.                            444,864
12,100  Seagate Technology                                               228,690
                                                                         921,630

        Consumer Finance _ 7.22%
 8,000  Ambac Financial Inc.                                             555,120
12,000  Capital One Financial Corporation                                735,480
 6,666  Countrywide Financial Corporation                                505,616
17,000  CIT Group                                                        611,150
33,000  E*Trade Financial Corporation /1/                                417,450
                                                                       2,824,816

        Consumer Staples _ 6.34%
18,000  Altria Group, Inc.                                          $    979,560
 6,000  Coca-Cola Co.                                                    304,500
 4,700  Ingersoll-Rand Corp.                                             319,036
 9,100  Kraft Foods                                                      293,202
10,000  The Kroger Co. /1/                                               185,100
 4,000  Procter & Gamble Corp.                                           399,520
                                                                       2,480,918

        Health Care _ 0.88%
 3,000  Cardinal Health                                                  183,480
 3,700  HCA Inc.                                                         158,952
                                                                         342,432

        Health Care Equipment & Supplies _ 0.80%
 5,200  Guidant Corp.                                                    313,040

        Hotels, Restaurants & Leisure _ 2.18%
34,300  McDonald's Corp.                                                 851,669

        Industrial Conglomerates _ 2.01%
29,600  Tyco International LTD (Bermuda)                                 784,400

        Insurance _ 4.82%
16,000  Allstate Corp.                                                   688,320
 3,600  CIGNA Corp.                                                      207,000
 7,600  Renaissance Re Holdings                                          372,780
36,500  Travelers Property Casualty Corp.                                619,405
                                                                       1,887,505

        Leisure Equipment _ 1.03%
20,900  Mattel, Inc.                                                     402,743

        Machinery _ 1.88%
 8,000  Danaher Corp.                                                    734,000

        Media _ 6.60%
85,900  Liberty Media Corp. Class A /1/                                1,021,351
19,100  Viacom Inc.                                                      847,658
   900  The Washington Post Company, Class B                             712,260
                                                                       2,581,269

        Metals & Mining _ 2.79%
19,500  Alcoa Inc.                                                       741,000
10,000  United States Steel Corporation                                  350,200
                                                                       1,091,200

        Mortgage Finance _ 5.05%
17,000  Fannie Mae                                                     1,276,020
12,000  Freddie Mac                                                      699,840
                                                                       1,975,860

        Oil & Gas _ 12.39%
15,400  Andarko Petroleum Corp.                                     $    785,554
 4,700  Baker Hughes, Inc.                                               151,152
12,000  ChevronTexaco Corp.                                            1,036,680
 9,400  ConocoPhillips Inc.                                              616,358
 4,500  Cooper Cameron Corp. /1/                                         209,700
36,000  Exxon Mobil Corp.                                              1,476,000
13,500  GlobalSantaFe Corporation                                        335,205
10,000  Rowan Companies /1/                                              231,700
                                                                       4,842,349
        Paper & Forest Products _ 0.87%
 3,100  Bowater Inc.                                                     143,561
 3,300  Kimberly-Clark Corp.                                             194,997
                                                                         338,558

        Pharmaceuticals _ 0.76%
 7,000  Wyeth                                                            297,150

        Real Estate _ 1.43%
 9,800  Archstone-Smith                                                  274,204
 9,900  Equity Office Properties Trust                                   283,635
                                                                         557,839

        Retailing _ 0.84%
 7,000  Federated Department Stores, Inc.                                329,910

        Telecommunications Services _ 5.09%
20,000  Citizens Communication Corp. /1/                                 248,400
 6,200  SBC Communications Corp.                                         161,634
45,000  Verizon Communications Corp.                                   1,578,600
                                                                       1,988,634

        Trading Companies & Distributors _ 0.61%
 7,400  Prologis                                                         237,466

        Transportation _ 0.60%
 3,400  Union Pacific Corp.                                              236,232

        Utilities _ 6.08%
 7,700  American Electric Power Co., Inc.                                234,927
 5,000  Consolidated Edison, Inc.                                        215,050
 6,700  Dominion Resources, Inc.                                         427,661
25,000  PG&E Corp. /1/                                                   694,250
 6,400  PPL Corp.                                                        280,000
13,100  Pinnacle West Capital Corp.                                      524,262
                                                                       2,376,150

        Total Long-Term Investments
        (Cost $24,748,078)                                            38,812,740

Short-Term Investments _ 0.74%
        Money Market Fund _ 0.74%
291,207 JPMorgan Prime Money Market Fund  /2/                       $    291,207
        (Cost $291,207)
        Total Investments _ 99.98%                                   39,103,947
        (Cost $25,039,285)
Other assets in excess of liabilities _ 0.02%                             7,890
Net Assets _ 100.00%                                               $ 39,111,837


/1/ - Non-income producing security.
/2/ - Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities

As of December 31, 2003

  Assets:
    Investment securities at value                       $39,103,947
    Cash                                                      37,357
    Interest and dividends receivable                         36,232
    Receivable for Fund shares sold                           19,246
  Total assets                                                       $39,196,782
  liabilities:
    Payable for adviser and management services               13,327
    Payable for distribution plans                            19,100
    Payable for other accrued expenses                        19,287
    Payable for Fund shares repurchased                       33,231
  Total liabilities                                                       84,945
  Net Assets:
    Capital paid in on shares of capital stock            25,046,029
    Accumulated undistributed net
      investment income                                        1,146
    Unrealized gains                                      14,064,662
  Total net assets                                                   $39,111,837
  Total Authorized Capital Stock _
  25,000,000 shares, $.01 par value:
    Class A net assets, 2,347,185 shares outstanding                 $39,014,084
    Class A net asset value per share                                $     16.62
    Class A maximum offering price per share                         $     17.63
    Class B net assets, 5,943 shares outstanding                     $    97,753
    Class B net asset value per share /1/                            $     16.45
  Cost of investments                                                $25,039,285


/1/ Redemption price may be reduced by contingent deferred sales charge.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Operations

For the year ended December 31, 2003

  Investment Income:
    Dividends                                       $     689,821
    Dividend income from affiliated investments             6,588
  Total investment Income                                          $     696,409
  Expenses:
    Investment advisory fee                               170,319
    Business management fee                                59,658
    Distribution expenses                                  72,226
    Transfer agent fee                                    111,000
    Auditing and legal fees                                37,436
    Custodian fee                                          38,340
    Directors' fees                                        12,000
    Postage, stationery and supplies                        3,119
    Reports to shareholders                                19,507
    Registration and prospectus                            22,176
    Other                                                  15,314

  Total expenses                                                         561,095

    Less amounts waived                                                   81,116
  Net expenses                                                           479,979
  Net investment income                                                  216,430
  Realized and unrealized gain
    on investments:
    Net realized gain on equities,
      identified cost basis                             7,546,415
    Net change in unrealized gain                       2,109,109
      Net realized and change in
      unrealized gain on investments                                   9,655,524
  Net increase in net assets resulting
    from operations                                                $   9,871,954

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets
For the Periods Indicated

                                                             Year           Year
                                                            Ended          Ended
                                                         12/31/03       12/31/02
  Increase (decrease) in Net Assets
    from Operations:
    Net investment income                           $     216,430  $     191,626
    Net realized gain on equity investments             7,546,415     14,502,177
    Net change in unrealized gain (loss)
      on investments                                    2,109,109   (20,754,710)
    Net increase (decrease) in net assets
      from operations                                   9,871,954    (6,060,907)
  Distributions to Shareholders from:
    Net investment income                               (194,130)      (134,735)
    Net realized gains                                (7,240,126)    (6,177,429)
  Total distribution to shareholders                  (7,434,256)    (6,312,164)
  Capital Stock Transactions:
    Net increase (decrease) in net assets
      resulting from capital stock transactions         4,864,426    (7,070,714)
  Total increase (decrease) in net assets               7,302,124   (19,443,785)
  Net Assets:
    Beginning of period                                31,809,713     51,253,498
    End of period                                   $  39,111,837  $  31,809,713


See notes to financial statements.

JPMorgan Value Opportunities Fund
Notes to Financial Statements

1. Organization
The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund with a new investment objective, two share classes, two distribution plans, a new investment advisor, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment advisor (the "Investment Advisor"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). WMC is a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies
The following is a summary of the significant accounting policies of the Fund:
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments _ Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall be the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

B. Securities Transactions and Investment Income _ Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes _ It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The tax character of distributions paid was:

                                                  2003                2002

Ordinary income                              $   194,130        $    134,735
Long-term capital gain                         7,240,126           6,177,429

Total distributions                          $ 7,434,256        $  6,312,164

During the year ended December 31, 2003 the following reclassification was made: paid-in-capital was increased by $328,086, undistributed investment income was decreased by $21,797 and accumulated net realized gain was decreased by $306,289. Net investment income, net realized gains and net assets were not affected by this change. For Federal income tax purposes, the cost of investment securities equalled $25,038,139 and unrealized appreciation equalled $14,065,808 at December 31, 2003.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee _ The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% on the Fund's net assets. During the period JPMIM contractually waived $40,558.

B. Business Management Fee _ The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. During the period WMC contractually waived $40,558. The Fund pays all expenses not assumed by the Investment Advisor or Business Manager.

C. Custodian Fees _ Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $38,340 includes $164 that was paid by these credits rather than in cash.

D. Shareholder Service Fees _ The Fund adopted a Shareholder Services
Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. Class A shares incurred no such expenses and Class B shares incurred $119 in shareholder service expenses during the year ended December 31, 2003.

E. Distribution Fees _ Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $71,869 and Class B shares incurred $357 in distribution expenses during the year ended December 31, 2003.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $26,043 on its retail sales of shares of the Fund and Distribution Plans fees. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions
The Fund made purchases of investment securities, other than short-term securities, of $20,389,131 and sales of $22,440,915 during the year ended December 31, 2003. Net unrealized gains at December 31, 2003 included unrealized gains of $14,064,662 and no unrealized losses.

5. Concentrations and Indemnifications
From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Capital Share Transactions
Capital stock transactions were as follows for the periods presented:

                                     Class A Shares          Class B Shares
                                   Amount      Shares      Amount      Shares

                                          Year ended December 31, 2003

  Shares sold                     $  969,291      55,735     $97,522       5,509
  Shares issued
    in reinvestment
    of distributions               6,566,359     404,583      15,586         970
  Shares redeemed                (2,757,635)   (166,968)    (26,697)     (1,424)
  Net increase in Fund
    shares outstanding            $4,778,015     293,350     $86,411       5,055

                                          Year ended December 31, 2002

  Shares sold                     $  353,438      17,618     $46,764       2,226
  Shares issued
    in reinvestment
    of distributions               5,680,961     360,925       2,078         132
  Shares redeemed               (13,118,850)   (781,843)    (35,105)     (1,946)
  Net (decrease) increase in
    Fund shares outstanding     $(7,084,451)   (403,300)     $13,737         412

JPMorgan Value Opportunities Fund

Financial Highlights

                                                                     Class A                               Class B
                                                                                                            Year
                                                             Year Ended December 31,                 Ended December 31,
Per Share Operating Performance:                     2003      2002      2001      2000      1999         2003      2002

Net asset value, beginning of period               $15.48    $20.86    $28.05    $28.83    $30.86       $15.40    $20.86
Income from investment operations:
Net investment income (loss)                          .10       .06       .02       .04       .08    (.01)<F2> (.08)<F2>
  Net gains and losses on securities
    (both realized and unrealized)                   4.86    (2.63)    (4.28)       .10    (1.36)         4.78    (2.63)
Total from investment operations                     4.96    (2.57)    (4.26)       .14    (1.28)         4.77    (2.71)
Less distributions:
  Dividends from net investment income              (.10)     (.06)     (.02)     (.05)     (.08)           _        _
  Distributions from capital gains                 (3.72)    (2.75)    (2.91)     (.87)     (.67)       (3.72)    (2.75)
    Total distributions                            (3.82)    (2.81)    (2.93)     (.92)     (.75)       (3.72)    (2.75)
Net asset value, end of period                     $16.62    $15.48    $20.86    $28.05    $28.83       $16.45    $15.40

Total Return<F1>                                   32.63%  (12.54%)  (15.31%)      .65%   (4.15%)       31.56%  (13.21%)

Ratios/Supplemental Data:
  Net assets, end of period (thousands)           $39,014   $31,796   $51,253   $62,075   $69,741          $98       $14

Ratio of expenses to average net assets:
  Net expense                                       1.41%     1.46%     1.39%     1.25%     1.18%        2.14%     2.45%
  Net investment income                              .64%      .42%      .09%      .21%      .30%       (.08%)    (.40%)
  Expenses without waivers                          1.65%       N/A       N/A       N/A       N/A        2.38%       N/A
  Net investment income without waivers              .40%       N/A       N/A       N/A       N/A       (.32%)       N/A

Portfolio Turnover Rate - all classes              60.83%    51.20%    14.42%    11.73%     8.07%

<F1> Total return figures do not include the effect of any front-end or deferred sales charge.
<F2> Calculated based on average shares outstanding.

N/A = not applicable

See notes to financial statements.

JPMorgan Value Opportunities Fund
Report of Independent Auditors

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other independent auditors whose report dated January 17, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2004

JPMorgan Value Opportunities Fund

Board of Directors

                               Year First
                                Elected a
Name, Age                     Director or
and Position                   Officer of   Principal Occupation(s)
With Fund                     the Fund<F1>  During Past 5 Years           Other Directorships<F2> Held

Independent Directors

Cyrus A. Ansary                   1985      President, Investment         The American Funds Tax-Exempt
70                                          Services International, LLC   Series I and Washington
                                            (holding company for          Mutual Investors Fund
                                            various operating entities)

Daniel J. Callahan III            2001      Vice Chairman and Treasurer,  The American Funds
Tax-Exempt
71                                          The Morris and Gwendolyn      Series I; Washington Mutual
                                            Cafritz Foundation            Investors Fund; and WGL
                                                                          Holdings, Inc.

James C. Miller III               2001      Chairman, CapAnalysis         The American Funds Tax-Exempt
61                                          Group; Former Counselor,      Series I; Atlantic Coast Airlines,
                                            Citizens for A Sound          Inc.; and Washington Mutual
                                            Economy                       Investors Fund

Katherine D. Ortega               2003      Former Treasurer of The       The American Funds Tax-Exempt
69                                          United States                 Series I; The Kroger Co.;
                                                                          Rayonier, Inc.; and Washington
                                                                          Mutual Investors Fund

T. Eugene Smith                   1985      President, T. Eugene Smith,   The American Funds Tax-Exempt
73                                          Inc. (real estate consulting, Series I and Washington
                                            planning and development)     Mutual Investors Fund

Leonard P. Steuart, II            1994      Vice President, Steuart       The American Funds Tax-Exempt
68                                          Investment Company            Series I and Washington
                                            (real estate investment and   Mutual Investors Fund
                                            operation)

Interested Directors<F3>

James H. Lemon, Jr.               1985      Chairman & Chief Executive    The American Funds Tax-Exempt
67, Chairman of                             Officer, The Johnston-Lemon   Series I and Washington Mutual
the Board                                   Group, Incorporated (financial Investors Fund
                                            services holding company)

Harry J. Lister                   1985      Director & President,         The American Funds Tax-Exempt
67, Vice Chairman                           Washington Management         Series I and Washington Mutual
of the Board                                Corporation                   Investors Fund

Jeffrey L. Steele                 1999      Director & Executive Vice     The American Funds Tax-Exempt
58, President                               President, Washington         Series I and Washington Mutual
                                            Management Corporation;       Investors Fund
                                            Former Partner, Dechert Price
                                            and Rhoads



JPMorgan Value Opportunities Fund
Other Officers

                               Year First
                               Elected an
Name, Age and                  Officer of   Principal Occupation During
Position with Fund            the Fund<F1>  Past 5 Years

Other Officers

Stephen Hartwell                  1985      Chairman, Washington Management
88, Executive Vice President                Corporation

Howard L. Kitzmiller              1985      Director, Senior Vice President,
73, Senior Vice President                   Secretary and Assistant Treasurer,
and Secretary                               Washington Management Corporation

Michael W. Stockton               1993      Vice President, Assistant Secretary
36, Vice President, Treasurer,              and Assistant Treasurer, Washington
and Assistant Secretary                     Management Corporation

Ralph S. Richard                  1998      Director, Vice President and
84, Vice President                          Treasurer, Washington Management
                                            Corporation

Lois A. Erhard                    1987      Vice President, Washington
51, Vice President                          Management Corporation

J. Lanier Frank                   1995      Assistant Vice President,
42, Assistant Vice President                Washington Management Corporation

Ashley L. Shaw<F4>                2000      Assistant Secretary, Washington
34, Assistant Secretary                     Management Corporation; Attorney/Law
and Assistant Treasurer                     Clerk


<F1> Directors and officers of the Fund hold office until their resignation, removal or retirement.

<F2> This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

<F3> "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.

<F4> Ashley L. Shaw is the daughter of James H. Lemon, Jr.

The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling the JPMorgan Funds Service Center at 1-800-348-4782. The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

(Unaudited)

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

INVESTMENT ADVISOR

J.P. Morgan Investment Management, Inc.

CUSTODIAN

JPMorgan Chase Bank

DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT

DST Systems, Inc.

LEGAL COUNSEL

Thompson, O'Donnell, Markham, Norton & Hannon

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Tax Letter (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2003. The information for taxable accounts necessary to complete your income tax returns for the year will be received in conjunction with your 2003 Form 1099-DIV.

During the fiscal year the Fund paid a long-term capital gain distribution of $7,258,577. The Fund also designated a portion of earnings and profits paid to shareholders in redemption of their shares. As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 100% of the dividends paid by the Fund from net investment income are considered qualified dividend income. In addition, 39.7% of the Fund's long-term capital gain distribution qualifies for the reduced capital gain tax rate. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the Fund from net investment income represent qualifying dividends.

JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

PRST STD
U.S. POSTAGE
PAID
ROCKVILLE, MD
PERMIT #3539

(C)J.P. Morgan Chase & Co., 2004 All Rights Reserved, February 2004

AN-VO-1203






Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

Item 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Katherine D. Ortega, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

Item 4 - Principal Accountant Fees and Services


(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,728 in 2002 and $25,686 in 2003.

(b) Audit-Related Fees. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Providers, which required pre-approval by the Audit Committee were $7,077,000 from May 6, 2003 through December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved). These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 ("SAS 70 reports")).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2002 and $6,750 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) No services were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.



Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10 - Exhibits

(a) Code of Ethics subject of the disclosure requirement required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            JPMorgan Value Opportunites Fund, Inc.

            By /s/ Jeffrey L. Steele, President and PEO

            Date: March 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/  Jeffrey L. Steele, President and PEO

Date: March 3, 2004



 By /s/  Michael W. Stockton, Vice President and Treasurer

Date: March 3, 2004